Exhibit 10.3

___________________________________________

2010 U-HAUL S FLEET, LLC,

2010 TM-1, LLC,

2010 DC-1, LLC,

and

2010 TT-1, LLC,

as Co-Issuers

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

_____________________

SERIES 2010-1 SUPPLEMENT

dated as of October 1, 2010

to

2010-1 BOX TRUCK BASE INDENTURE

dated as of October 1, 2010

___________________________________________

TABLE OF CONTENTS
		Page
ARTICLE I DEFINITIONS		1

ARTICLE II SERIES 2010-1 COLLECTIONS		9

Section 2.1	Interest Reserve Account	9
Section 2.2	Pre-Funding Period Interest Deficiency Account	10
Section 2.3	Payment Account	12
Section 2.4	Investment of Funds in the Box Truck Collection Account and the Box Truck Purchase Account	13
Section 2.5	Deposits to the Interest Reserve Account, Box Truck Collection Account, the Box Truck Purchase Account and the Pre-Funding Period Interest Deficiency Account	14
Section 2.6	Box Truck Purchase Account	14
Section 2.7	Withdrawals from the Interest Reserve Account and Interest Shortfall Amount	15
Section 2.8	Monthly Application of Total Available Funds	16
Section 2.9	Payment of Monthly Interest Payment, Monthly Contingent Additional Interest Payment and Premium	18
Section 2.10	Payment of Note Principal	19
Section 2.11	Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment	19
Section 2.12	Trustee as Securities Intermediary	19

ARTICLE III RAPID AMORTIZATION EVENTS		21

ARTICLE IV FORM OF SERIES 2010-1 NOTES		21

Section 4.1	Initial Issuance of Series 2010-1 Notes	21
Section 4.2	Restricted Global Series 2010-1 Notes	22
Section 4.3	Temporary Global Series 2010-1 Notes; Permanent Global Series 2010-1 Notes	22
Section 4.4	Definitive Notes	22
Section 4.5	Transfer and Exchange	23
Section 4.6	Legending of Notes	26

ARTICLE V GENERAL		28

Section 5.1	Optional Prepayment	28
Section 5.2	Information	28
Section 5.3	Exhibits	29
Section 5.4	Ratification of the 2010-1 Base Indenture	30
Section 5.5	Counterparts	30
Section 5.6	Governing Law	30
Section 5.7	Amendments	30
Section 5.8	Termination of Series Supplement	30
Section 5.9	Entire Agreement	30

-i-

SERIES 2010-1 SUPPLEMENT, dated as of October 1, 2010 (this “Series Supplement”), among 2010 U-HAUL S FLEET, LLC, a special purpose limited liability company established under the laws of Nevada, 2010 TM-1, LLC, a special purpose limited liability company established under the laws of Nevada, 2010 DC-1, LLC, a special purpose limited liability company established under the laws of Nevada, and 2010 TT-1, LLC, a special purpose limited liability company established under the laws of Nevada, as co-issuers (each an “Issuer” and collectively, the “Issuers”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, and together with its successors in trust thereunder as provided in the 2010-1 Base Indenture referred to below, the “Trustee”) and as securities intermediary, to the 2010-1 Box Truck Base Indenture, dated as of the date hereof, among the Issuers and the Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Series Supplements creating a new Series of Notes, the “2010-1 Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.3 and 13.1 of the 2010-1 Base Indenture provide, among other things, that the Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the 2010-1 Base Indenture for the purpose of authorizing the issuance of a Series of Notes;

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the 2010-1 Base Indenture and this Series Supplement, and such Series of Notes shall be designated as the Series 2010-1 4.899% Box Truck Asset Backed Notes.  The Series 2010-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.  The Series 2010-1 Notes shall be joint and several obligations of the Issuers.

The net proceeds from the sale of the Series 2010-1 Notes shall be applied in accordance with Section 2.5.

ARTICLE I

DEFINITIONS

(a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the 2010-1 Base Indenture as Schedule I thereto.  All Article, Section, Subsection or Exhibit references herein shall refer to Articles, Sections, Subsections or Exhibits of this Series Supplement, except as otherwise provided herein.  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the 2010-1 Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2010-1 Notes and not to any other Series of Notes issued by any Issuer.  In the event that a term used herein shall be defined both herein and in the 2010-1 Base Indenture, the definition of such term herein shall govern.

(b) The following words and phrases shall have the following meanings with respect to the Series 2010-1 Notes:

“Additional Interest” is defined in Section 2.7(c).

“Aggregate Note Balance” means, when used with respect to any date, an amount equal to (a) the Initial Aggregate Note Balance minus (b) the amount of principal payments made to Series 2010-1 Noteholders on or prior to such date.

 “Applicable Procedures” is defined in Section 4.5(a)(iii).

 “Available Funds” means, for any Payment Date, an amount equal to the sum of (a) Series 2010-1 Collections for such Payment Date and (b) any payments by any Permitted Note Issuance SPV pursuant to a Permitted Note Issuance SPV Limited Guarantee on such Payment Date in respect of the Series 2010-1 Notes or this Series Supplement.

“Available Interest Reserve Account Amount” means, as of any Payment Date, the amount on deposit in the Interest Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such Payment Date).

“Available Pre-Funding Period Interest Deficiency Account Amount” means, as of any Payment Date, the amount on deposit in the Pre-Funding Period Interest Deficiency Account.

“Capped Trustee’s Expenses” means, (x) as of any Payment Date prior to the occurrence and continuation of a Rapid Amortization Event or Event of Default, the lesser of (i) the excess of $100,000 over the aggregate amount of fees, expenses and indemnities (other than the Trustee Fee) that have been paid to the Trustee pursuant to Section 2.8 on each preceding Payment Date in the same calendar year as such Payment Date and (ii) the sum of fees, expenses and indemnities (other than the Trustee Fee) payable to the Trustee under the Indenture as of such Payment Date and (y) as of any Payment Date following the occurrence and during the continuation of a Rapid Amortization Event or Event of Default, the lesser of (i) the excess of $500,000 over the aggregate amount of fees, expenses and indemnities (other than the Trustee Fee) that have been paid to the Trustee pursuant to Section 2.8 on each preceding Payment Date in the same calendar year as such Payment Date and (ii) the sum of fees, expenses and indemnities (other than the Trustee Fee) payable to the Trustee under the Indenture as of such Payment Date.

“Contingent Additional Interest Shortfall Amount” is defined in Section 2.7(c).

 “Cumulative Interest Reserve Account Withdrawal Amount” means, as of any Payment Date, the excess, if any, of (i) the sum of the amounts withdrawn from the Interest Reserve Account on each prior Payment Date pursuant to Section 2.7(a) over (ii) the sum of the amounts deposited into the Interest Reserve Account on each prior Payment Date pursuant to paragraph (v) of Section 2.8.

“Deficiency” is defined in Section 2.7(a).

“DSCR Deficiency Event Period” means any period from and including any Determination Date on or after the fourth Determination Date after the Series 2010-1 Closing Date as of which the Twelve-Month DSCR was less than the Required Twelve-Month DSCR to but excluding the first Determination Date thereafter as of which the Twelve-Month DSCR and the Twelve-Month DSCR for the preceding Determination Date each exceeded 1.70.

“Excess Pre-Funding Period Interest Deficiency Account Amount” means, as of any Payment Date, the excess, if any, of (x) the Available Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date (after giving effect to the withdrawal of the Pre-Funding Period Interest Deficiency Amount on such Payment Date) over (y) the Required Pre-Funding Period Interest Deficiency Account Amount for such Payment Date.

“Financial Assets” is defined in Section 2.12(b)(i).

“Funded Box Truck” means any Box Truck listed on Schedule 2.5(a) or any Subsequent Box Truck.

“Funding Percentage” means, for any Determination Date, the percentage equivalent of a fraction, (i) the numerator of which is equal to the Pre-Funded Amount as of the last day of the Related Monthly Period (after giving effect to any deposits thereto and withdrawals therefrom on such date) (or, in the case of the initial Determination Date following the Series 2010-1 Closing Date, the Initial Pre-Funded Amount), and (ii) the denominator of which is equal to the Discounted Aggregate Asset Amount as of the immediately preceding Determination Date (or, in the case of the initial Determination Date following the Series 2010-1 Closing Date, as of the Series 2010-1 Closing Date).

“Initial Aggregate Note Balance” means the aggregate initial principal amount of the Series 2010-1 Notes, which is $155,000,000.

“Initial Pre-Funded Amount” means $92,954,216.63.

“Initial Pre-Funding Period Interest Deficiency Account Amount” means $4,895,364.10.

“Interest Reserve Account” is defined in Section 2.1(a).

“Interest Reserve Account Collateral” is defined in Section 2.1(d).

“Interest Reserve Account Surplus” means, as of any Payment Date, (i) the excess, if any, of the Available Interest Reserve Account Amount over the Required Interest Reserve Account Amount or (ii) following the occurrence of an Event of Default or a Rapid Amortization Event, zero.

“Interest Shortfall Amount” is defined in Section 2.7(c).

“Mandatory Prepayment Amount Subject to Premium” means, on any Payment Date, an amount equal to the sum of the Discounted Asset Value as of the Determination Date with respect to such Payment Date of each Box Truck that (i) was sold or otherwise disposed of during the Related Monthly Period and in respect of which no Disposition Receivable was outstanding and not more than three (3) days past the applicable Disposition Date as of the last day of the Related Monthly Period, (ii) was an Eligible Box Truck on the Disposition Date with respect to such Box Truck and (iii) had not suffered a Casualty on or prior to the Disposition Date with respect to such Box Truck.

“Mandatory Prepayment Premium” means, with respect to any Mandatory Prepayment Amount Subject to Premium on any Prepayment Date, the excess, if any, of (a) the Present Value, as of such Prepayment Date, of such Mandatory Prepayment Amount Subject to Premium over (b) such Mandatory Prepayment Amount Subject to Premium.

“Mandatory Prepayment Premium Equity Contribution” means, with respect to any Prepayment Date, an amount deposited into the Payment Account by, and at the sole discretion of, RTAC, on behalf of USF, equal to no greater than the excess of (i) the Mandatory Prepayment Premium, if any, with respect to any Mandatory Prepayment Amount Subject to Premium on such Prepayment Date, over (ii) the amount of Total Available Funds for such Prepayment Date available on such Prepayment Date to pay such Mandatory Prepayment Premium.

“Maximum Pre-Funding Period Interest Deficiency Account Amount” means, for any Payment Date, the product of (a) the excess of (i) the Series 2010-1 Note Rate over (ii) 0.25%, (b) the Pre-Funded Amount as of the last day of the Related Monthly Period and (c) a fraction, the numerator of which is the number of months from such Payment Date to the November 2011 Payment Date and the denominator of which is 12.

“Monthly Advance Reimbursement Amount” means, for any Payment Date, the excess of (i) the aggregate amount of Monthly Advances made by the Fleet Manager prior to such Payment Date over (ii) the aggregate amount of payments made to the Fleet Manager pursuant to paragraph (i) of Section 2.8 prior to such Payment Date.

“Monthly Contingent Additional Interest Payment” is defined in clause (2) of paragraph (ix) of Section 2.8.

“Monthly Interest Payment” is defined in paragraph (iv) of Section 2.8.

“Optional Prepayment Amount” means, on any Payment Date, the principal amount of the Series 2010-1 Notes being prepaid on such Payment Date pursuant to Section 5.1.

“Optional Prepayment Premium” means, with respect to any Optional Prepayment Amount on any Prepayment Date, the excess, if any, of (a) the Present Value, as of such Prepayment Date, of such Optional Prepayment Amount over (b) such Optional Prepayment Amount.

“Outstanding” means with respect to the Series 2010-1 Notes, all Series 2010-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2010-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2010-1 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Payment Account and are available for payment of such Series 2010-1 Notes, (c) Series

2010-1 Notes which are considered paid pursuant to Section 12.1 of the 2010-1 Base Indenture or (d) Series 2010-1 Notes in exchange for or in lieu of other Series 2010-1 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2010-1 Notes are held by a purchaser for value.

“Partial Amortization Payment” means any payment of the Aggregate Note Balance on any Payment Date with funds deposited into the Payment Account pursuant to paragraph (viii) of Section 2.8.

“Payment Account” is defined in Section 2.3(a).

“Payment Account Collateral” is defined in Section 2.3(b).

“Permanent Global Series 2010-1 Note” is defined in Section 4.3.

“Pre-Funded Amount” means, as of any date of determination, the Initial Pre-Funded Amount minus the amount of each withdrawal made on or prior to such date from the Box Truck Purchase Account pursuant to Section 2.6(a).

“Pre-Funding Period” means the period beginning on and including the Series 2010-1 Closing Date and ending on the first to occur of (a) the Payment Date on which the Pre-Funded Amount is not greater than $10,000, (b) the date on which a Rapid Amortization Event occurs and (c) the close of business on the November 2011 Payment Date.

“Pre-Funding Period Interest Deficiency Account” is defined in Section 2.2(a).

“Pre-Funding Period Interest Deficiency Account Collateral” is defined in Section 2.2(d).

“Pre-Funding Period Interest Deficiency Amount” means, for any Payment Date, the excess, if any, of (a) the product of (i) Series 2010-1 Monthly Interest for such Payment Date and (ii) the Funding Percentage for the Determination Date with respect to such Payment Date, over (b) the portion of the Investment Income during the Related Monthly Period attributable to the Box Truck Purchase Account.

“Prepayment Amount” means an Optional Prepayment Amount or a Mandatory Prepayment Amount Subject to Premium.

“Prepayment Date” means any Payment Date on which a Prepayment Amount is being paid to the Series 2010-1 Noteholders pursuant to paragraph (vi) of Section 2.8 or Section 5.1.

“Present Value” means, with respect to any Prepayment Amount as of any Prepayment Date, the present value, as of such Prepayment Date, of such Prepayment Amount and the amount of interest that would have been payable thereon on each subsequent Payment Date after such Prepayment Date through the January 2017 Payment Date as if such Prepayment Amount were paid in accordance with the amortization scheduled on the Assumed Asset Value Schedule, adjusted so that the Aggregate Note Balance outstanding on the January 2017 Payment

Date is assumed to be fully repaid on such date, with such present value being computed using a discount rate equal to (i) if the Weighted Average Prepayment Period with respect to such Prepayment Date is twenty-four (24) months or more, the Swap Rate or (ii) if such Weighted Average Prepayment Period is less than twenty-four (24) months, the EDSF Rate, in each case corresponding to such Weighted Average Prepayment Period (which discount rate may be determined by interpolating between two Swap Rates, two EDSF Rates or a Swap Rate and an EDSF Rate, as applicable).

“Qualified Institutional Buyer” is defined in Section 4.1.

“Regulation S” is defined in Section 4.1.

“Required Interest Reserve Account Amount” means, as of any Payment Date, an amount equal to the greater of (i) the excess of (a) the product of (x) ten (10) and (y) the sum of (1) the product of (A) one-twelfth of the Series 2010-1 Note Rate and (B) the Aggregate Note Balance (before giving effect to any payments on the Notes on such Payment Date) on such Payment Date and (2) the product of (A) one-twelfth of 0.05% and (B) the Aggregate Assumed Asset Value as of the immediately preceding Determination Date over (b) the Available Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date, after giving effect to any withdrawals from the Pre-Funding Period Interest Deficiency Account on such Payment Date and (ii) $1,900,000.

“Required Payment” means, with respect to any Payment Date, the sum of the amounts distributable on such Payment Date described in paragraphs (i) through (iv) of Section 2.8.

“Required Pre-Funding Period Interest Deficiency Account Amount” means, for any Payment Date, an amount equal to the lesser of (a) the Available Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date (after giving effect to the withdrawal of the Pre-Funding Period Interest Deficiency Amount on such Payment Date) and (b) the Maximum Pre-Funding Period Interest Deficiency Account Amount for such Payment Date.

“Required Twelve-Month DSCR” means (i) with respect to the first three (3) Determination Dates following the Series 2010-1 Closing Date, none, (ii) with respect to the fourth Determination Dates following the Series 2010-1 Closing Date and each Determination Date thereafter, 1.60.

“Restricted Global Series 2010-1 Note” is defined in Section 4.2.

“Restricted Period” means the period commencing on the Series 2010-1 Closing Date and ending on the 40th day after the Series 2010-1 Closing Date.

“Rule 144A” is defined in Section 4.1.

“Series Supplement” is defined in the preamble hereto.

“Series 2010-1 Accounts” means each of the Payment Account, the Pre-Funding Period Interest Deficiency Account and the Interest Reserve Account.

 “Series 2010-1 Closing Date” means October 28, 2010.

“Series 2010-1 Collateral” means the Collateral, the Payment Account Collateral, the Pre-Funding Period Interest Deficiency Account Collateral and the Interest Reserve Account Collateral.

“Series 2010-1 Collections” means, for each Payment Date, an amount equal to the sum of:

(a) an amount equal to (i) the Monthly Fleet Owner Payment deposited into the Box Truck Collection Account on the Monthly Fleet Owner Payment Date immediately preceding such Payment Date, plus (ii) based on the Monthly Noteholders’ Statement as of the immediately preceding Determination Date with respect to the Series 2010-1 Notes, the Monthly Advance, if any, deposited into the Box Truck Collection Account on such Payment Date, plus (iii) any Disposition Proceeds deposited into the Box Truck Collection Account during the Related Monthly Period, plus (iv) any other Collections deposited into the Box Truck Collection Account during the Related Monthly Period;

(b) the Pre-Funding Period Interest Deficiency Amount for such Payment Date; and

(c) the Investment Income during the Related Monthly Period.

“Series 2010-1 Contingent Additional Interest Note Rate” means, for any Payment Date occurring on or after the Series 2010-1 Expected Final Payment Date, a rate per annum equal to the greater of (i) 2.00% and (ii) the excess, if any, of (x) the sum of (1) the four-year Swap Rate as of the Determination Date immediately preceding the Series 2010-1 Expected Final Payment Date, (2) 3.808% and (3) 2.00% over (y) the Series 2010-1 Note Rate.

“Series 2010-1 Contingent Additional Monthly Interest” means, for any Payment Date occurring after the Series 2010-1 Expected Final Payment Date, an amount equal to the product of (A) the Aggregate Note Balance on the immediately preceding Payment Date, and (B) one-twelfth of the Series 2010-1 Contingent Additional Interest Note Rate for the immediately preceding Payment Date.

“Series 2010-1 Expected Final Payment Date” means the October 2017 Payment Date.

“Series 2010-1 Legal Final Maturity Date” means the October 2023 Payment Date.

“Series 2010-1 Monthly Interest” means, for (a) the initial Payment Date, $569,508.75, and (b) any other Payment Date, an amount equal to the product of (i) one-twelfth of the Series 2010-1 Note Rate and (ii) the Aggregate Note Balance on the immediately preceding Payment Date.

“Series 2010-1 Note Owner” means each Note Owner with respect to a Series 2010-1 Note.

“Series 2010-1 Note Rate” means 4.899% per annum.

“Series 2010-1 Noteholder” means the Person in whose name a Series 2010-1 Note is registered in the Note Register.

“Series 2010-1 Notes” means any one of the Series 2010-1 4.899% Box Truck Asset Backed Notes, executed by each Issuer and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3.

“Series 2010-1 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which a Rapid Amortization Event is deemed to have occurred and ending upon the earlier to occur of (i) the date on which the Series 2010-1 Notes are fully paid and (ii) the termination of the Indenture.

“Series 2010-1 Record Date” means, with respect to any Payment Date, the last day of the Related Monthly Period.

“Series 2010-1 Scheduled Amortization Period” means the period commencing on the Series 2010-1 Closing Date and continuing to the earliest of (i) the commencement of the Series 2010-1 Rapid Amortization Period, (ii) the date on which the Series 2010-1 Notes are fully paid and (iii) the termination of the Indenture.

“Subsequent Box Truck” is defined in Section 2.6(b)(iii).

“Subsequent Funding Date” means any date during the Pre-Funding Period on which funds are released from the Box Truck Purchase Account in order to fund the acquisition of a Subsequent Box Truck by a Box Truck SPV pursuant to Section 2.6.

 “Temporary Global Series 2010-1 Note” is defined in Section 4.3.

“Total Available Funds” means, for any Payment Date, an amount equal to the sum of (a) Available Funds for such Payment Date and (b) any amounts withdrawn from the Interest Reserve Account and deposited into the Box Truck Collection Account on such Payment Date pursuant to Section 2.7(a) or Section 2.7(b).

“Weighted Average Prepayment Period” means, with respect to any Prepayment Date, a number of days equal to (a) the sum of the products obtained by multiplying, for each succeeding Payment Date up to and including the January 2017 Payment Date, (i) the amount of the principal payment to be made on such Payment Date (calculated with respect to the Assumed Asset Value Schedule, adjusted so that the Aggregate Note Balance outstanding on the January 2017 Prepayment Date is assumed to be fully repaid on such date) by (ii) the number of days from such Prepayment Date to such Payment Date divided by (b) the aggregate of the principal payments to be made on each succeeding Payment Date up to and including the January 2017 Payment Date, adjusted so that the Aggregate Note Balance outstanding on the January 2017 Payment Date is assumed to be fully repaid on such date.

(c) Any amounts calculated by reference to the Aggregate Note Balance on any date shall, unless otherwise stated, be calculated after giving effect to any payment of principal made to the Series 2010-1 Noteholders on such date.

ARTICLE II

SERIES 2010-1 COLLECTIONS

With respect to the Series 2010-1 Notes, the following shall apply:

Section 2.1 Interest Reserve Account.  (a)  Establishment of the Interest Reserve Account.  The Issuers shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2010-1 Noteholders, an account (the “Interest Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders.  The Interest Reserve Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Trustee shall, within five (5) Business Days, notify the Issuers and establish a new Interest Reserve Account that is an Eligible Deposit Account. If the Trustee establishes a new Interest Reserve Account, it shall transfer all cash and investments from the non-qualifying Interest Reserve Account into the new Interest Reserve Account. Initially, the Interest Reserve Account will be established with U.S. Bank National Association.

(b) Administration of the Interest Reserve Account.  USF shall instruct in writing the institution maintaining the Interest Reserve Account to invest funds on deposit in the Interest Reserve Account from time to time in Permitted Investments (by standing instructions or otherwise); provided, however, that any such investment shall mature or be payable or redeemable upon demand not later than the Business Day prior to the Payment Date following the date on which such funds were received and such funds shall be available for withdrawal on such Payment Date.  USF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments.  With respect to any Permitted Investments in which funds on deposit in the Interest Reserve Account are invested pursuant to this Section 2.1(b), except as otherwise provided hereunder or agreed to in writing among the parties hereto, USF shall retain the authority to exercise each and every power or right with respect to each such Permitted Investment as individuals generally have and enjoy with respect to their own investments, including power to vote any securities; provided that after the occurrence of an Event of Default, the Trustee shall have such rights in accordance with the provisions of Article 9 of the 2010-1 Base Indenture.  In the absence of written investment instructions hereunder, funds on deposit in the Interest Reserve Account shall remain uninvested.

(c) Earnings from the Interest Reserve Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Interest Reserve Account shall be deemed to be on deposit therein and available for distribution pursuant to Section 2.7.

(d) Interest Reserve Account Constitutes Additional Collateral for Series 2010-1 Notes.  In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2010-1 Notes, each Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of such Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Interest Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Interest Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Interest Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Interest Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Interest Reserve Account Collateral”).

(e) Interest Reserve Account Surplus.  In the event that the Interest Reserve Account Surplus on any Payment Date, after giving effect to all withdrawals from the Interest Reserve Account, is greater than zero, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Interest Reserve Account an amount equal to the Interest Reserve Account Surplus and shall pay such amount at the direction of the Issuers.

(f) Termination of the Interest Reserve Account.  Upon the termination of the Indenture pursuant to Section 12.1 of the 2010-1 Base Indenture, after the prior payment of all amounts owing to any Person and payable from the Interest Reserve Account as provided herein, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Interest Reserve Account all amounts on deposit therein for payment at the direction of the Issuers.

Section 2.2 Pre-Funding Period Interest Deficiency Account.  (a)  Establishment of the Pre-Funding Period Interest Deficiency Account.  The Issuers shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2010-1 Noteholders, an account (the “Pre-Funding Period Interest Deficiency Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders.  The Pre-Funding Period Interest Deficiency Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Trustee shall, within five (5) Business Days, notify the Issuers and establish a new Pre-Funding Period Interest Deficiency Account that is an Eligible Deposit Account. If the Trustee establishes a new Pre-Funding Period Interest Deficiency Account, it shall transfer all cash and investments from the non-qualifying Pre-Funding Period Interest Deficiency Account into the new Pre-Funding Period Interest Deficiency Account. Initially, the Pre-Funding Period Interest Deficiency Account will be established with U.S. Bank National Association.

(b) Administration of the Pre-Funding Period Interest Deficiency Account.  USF shall instruct in writing the institution maintaining the Pre-Funding Period Interest Deficiency Account to invest funds on deposit in the Pre-Funding Period Interest Deficiency Account from time to time in Permitted Investments (by standing instructions or otherwise);

provided, however, that any such investment shall mature or be payable or redeemable upon demand not later than the Business Day prior to the Payment Date following the date on which such funds were received and such funds shall be available for withdrawal on such Payment Date.  USF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments.  With respect to any Permitted Investments in which funds on deposit in the Pre-Funding Period Interest Deficiency Account are invested pursuant to this Section 2.2(b), except as otherwise provided hereunder or agreed to in writing among the parties hereto, USF shall retain the authority to exercise each and every power or right with respect to each such Permitted Investment as individuals generally have and enjoy with respect to their own investments, including power to vote any securities; provided that after the occurrence of an Event of Default, the Trustee shall have such rights in accordance with the provisions of Article 9 of the 2010-1 Base Indenture.  In the absence of written investment instructions hereunder, funds on deposit in the Pre-Funding Period Interest Deficiency Account shall remain uninvested.

(c) Earnings from the Pre-Funding Period Interest Deficiency Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Pre-Funding Period Interest Deficiency Account shall be deemed to be on deposit therein and available for distribution.

(d) Pre-Funding Period Interest Deficiency Account Constitutes Additional Collateral for Series 2010-1 Notes.  In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2010-1 Notes, each Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of such Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Pre-Funding Period Interest Deficiency Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Pre-Funding Period Interest Deficiency Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Pre-Funding Period Interest Deficiency Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pre-Funding Period Interest Deficiency Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Pre-Funding Period Interest Deficiency Account Collateral”).

(e) Withdrawals from the Pre-Funding Period Interest Deficiency Account.  On each Payment Date during the Pre-Funding Period, including the Payment Date on which the Pre-Funding Period ends (or, if the Pre-Funding Period does not end on a Payment Date, on the first Payment Date following the end of the Pre-Funding Period), the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, (i) withdraw from the Pre-Funding Period Interest Deficiency Account an amount equal to the Pre-Funding Period Interest Deficiency Amount for such Payment Date and deposit such amount in the Box Truck Collection Account and (ii) withdraw from the Pre-Funding Period Interest Deficiency Account an amount equal to the Excess Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date and (A) deposit in the Interest Reserve Account a portion of such amount equal to the lesser of (1) such Excess Pre-Funding Period Interest Deficiency Account Amount and (2) the excess, if any, of (x) the Required Interest Reserve Account Amount as of such Payment Date over (y) the Available Interest Reserve Account Amount as of such Payment Date and (B) pay the remainder of such Excess Pre-Funding Period Interest Deficiency Account Amount, if any, to the order of the Issuers.  On the first Payment Date after the Payment Date on which the Pre-Funding Period ends (or, if the Pre-Funding Period does not end on a Payment Date, on the second Payment Date following the end of the Pre-Funding Period), the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Pre-Funding Period Interest Deficiency Account an amount equal to the Available Pre-Funding Period Interest Deficiency Account Amount as of such Payment Date and (A) deposit in the Interest Reserve Account a portion of such amount equal to the lesser of (1) such Available Pre-Funding Period Interest Deficiency Account Amount and (2) the excess, if any, of (x) the Required Interest Reserve Account Amount as of such Payment Date over (y) the Available Interest Reserve Account Amount as of such Payment Date and (B) pay the remainder of such Available Pre-Funding Period Interest Deficiency Account Amount to the order of the Issuers.

(f) Termination of the Pre-Funding Period Interest Deficiency Account.  Upon the termination of the Indenture pursuant to Section 12.1 of the 2010-1 Base Indenture, after the prior payment of all amounts owing to any Person and payable from the Pre-Funding Period Interest Deficiency Account as provided herein, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Pre-Funding Period Interest Deficiency Account all amounts on deposit therein for payment at the direction of the Issuers.  Upon the earlier of (i) the end of the Pre-Funding Period and (ii) the termination of the Indenture pursuant to Section 12.1 of the 2010-1 Base Indenture and, in each case, the payment of all funds on deposit in the Pre-Funding Period Interest Deficiency Account pursuant to the terms hereof, the Trustee shall terminate the Pre-Funding Period Interest Deficiency Account.

Section 2.3 Payment Account.  (a)  Establishment of the Payment Account.  The Issuers shall establish and maintain, or cause to be established and maintained, in the name of the Trustee for the benefit of the Series 2010-1 Noteholders, an account (the “Payment Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders.  The Payment Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Trustee shall, within five (5) Business Days, notify the Issuers and establish a new Payment Account that is an Eligible Deposit Account. If the Trustee establishes a new Payment Account, it shall transfer all cash and investments from the non-qualifying Payment Account into the new Payment Account.  Initially, the Payment Account will be established with U.S. Bank National Association.  Funds on deposit in the Payment Account shall remain uninvested.

(b) Payment Account Constitutes Additional Collateral for Series 2010-1 Notes.  In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2010-1 Notes, each Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of such Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Payment Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Payment Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Payment Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Payment Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Payment Account Collateral”).

(c) Termination of the Payment Account.  Upon the termination of the Indenture pursuant to Section 12.1 of the 2010-1 Base Indenture, after the prior payment of all amounts owing to any Person and payable from the Payment Account as provided herein, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Payment Account all amounts on deposit therein for payment at the direction of the Issuers.

Section 2.4 Investment of Funds in the Box Truck Collection Account and the Box Truck Purchase Account.  USF shall instruct the institutions maintaining the Box Truck Collection Account and the Box Truck Purchase Account in writing to invest funds on deposit therein at all times in Permitted Investments selected by USF (by standing instructions or otherwise).  Amounts on deposit and available for investment in the Box Truck Purchase Account shall be invested by the Trustee at the written direction of USF in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof on or prior to the next Business Day.  Amounts on deposit and available for investment in the Box Truck Collection Account shall be invested by the Trustee at the written direction of USF in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day prior to the Payment Date following the date on which such amounts were deposited into the Box Truck Collection Account and such funds shall be available for withdrawal on such Payment Date.  On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Box Truck Purchase Account shall be deposited in the Box Truck Collection Account and treated as Series 2010-1 Collections for such Payment Date.  USF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investments.    With respect to any Permitted Investments in which funds on deposit in the Box Truck Collection Account or Box Truck Purchase Account are invested pursuant to this Section 2.4, except as otherwise provided hereunder or agreed to in writing among the parties hereto, USF shall retain the authority to exercise each and every power or right with respect to each such Permitted Investment as individuals generally have and enjoy with respect to their own investments, including power to vote any securities; provided that after the occurrence of an Event of Default, the Trustee shall have such rights in accordance with the provisions of Article 9 of the 2010-1 Base Indenture.

Section 2.5 Deposits to the Interest Reserve Account, Box Truck Collection Account, the Box Truck Purchase Account and the Pre-Funding Period Interest Deficiency Account (a)  On the Series 2010-1 Closing Date, the Trustee shall deposit (i) $1,900,000 of the net proceeds from the sale of the Series 2010-1 Notes in the Interest Reserve Account, (ii) an amount of the net proceeds from the sale of the Series 2010-1 Notes equal to the Initial Pre-Funding Period Interest Deficiency Account Amount in the Pre-Funding Period Interest Deficiency Account and (iii) the remainder of the net proceeds from the sale of the Series 2010-1 Notes in the Box Truck Purchase Account, to be paid in accordance with the following sentence and the terms of Section 2.6.  On the Series 2010-1 Closing Date, an amount equal to the excess of the net proceeds from the sale of the Series 2010-1 Notes deposited into the Box Truck Purchase Account pursuant to clause (iii) above over the Initial Pre-Funded Amount shall be paid to USF and used by USF, in accordance with the terms of the RTAC Sale and Contribution Agreement, to fund the acquisition of the Box Trucks set forth on Schedule 2.5(a), each of which Box Trucks shall be contributed by USF on the Series 2010-1 Closing Date to a Box Truck SPV.

(b) On each Payment Date, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to, and the Trustee shall, deposit any amounts paid by any Permitted Note Issuance SPV pursuant to a Permitted Note Issuance SPV Limited Guarantee in respect of the Series 2010-1 Notes in the Box Truck Collection Account and treat such amounts as part of Available Funds for such Payment Date.

Section 2.6 Box Truck Purchase Account.  (a)  On the Series 2010-1 Closing Date, the Initial Pre-Funded Amount will be deposited into the Box Truck Purchase Account pursuant to Section 2.5(a).  On each Subsequent Funding Date in any Monthly Period, the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, withdraw from the Box Truck Purchase Account an amount with respect to each Subsequent Box Truck being funded by a Box Truck SPV on such Subsequent Funding Date equal to the product of (x) the Advance Rate for such Subsequent Box Truck and (y) the Assumed Asset Value of such Subsequent Box Truck as of the Determination Date in such Monthly Period (or, if the In-Service Date for such Box Truck was in such Monthly Period, the Capitalized Cost of such Box Truck), and shall pay such amount upon the order of such Box Truck SPVs upon satisfaction of the conditions set forth in Section 2.6(b) with respect to such withdrawal.

(b) Amounts may be withdrawn from the Box Truck Purchase Account to finance the acquisition by one or more Box Truck SPVs of one or more Subsequent Box Trucks only upon the satisfaction of each of the following conditions precedent on or prior to the related Subsequent Funding Date, as certified in writing to the Trustee by an Authorized Officer of the Administrator:

(i) the Pre-Funding Period shall not have terminated;

(ii) each of the representations and warranties made by each Issuer pursuant to Article 7 of the 2010-1 Base Indenture shall be true and correct as of the related Subsequent Funding Date with the same effect as if then made;

(iii) the Administrator shall have delivered to the Trustee at least one Business Day prior to such Subsequent Funding Date a schedule of the Box Trucks acquired by such Box Truck SPVs with the funds being withdrawn on such Subsequent Funding Date (each such Box Truck, a “Subsequent Box Truck”);

(iv) (x) no Rapid Amortization Event shall occur as a result of the purchase of such Subsequent Box Truck and (y) no Potential Rapid Amortization Event shall exist as of such Subsequent Funding Date or occur as a result of such withdrawal and the purchase of such Subsequent Box Truck;

(v) each Subsequent Box Truck acquired with funds released on such Subsequent Funding Date, upon its acquisition by a Box Truck SPV, shall be an Eligible Box Truck; and

(vi) the Administrator shall have delivered to the Trustee an Officer’s Certificate of each Issuer confirming the satisfaction of the conditions specified in this Section 2.6(b).

(c) If the Pre-Funded Amount has not been reduced to zero on or prior to the Payment Date on which the Pre-Funding Period ends (or, if the Pre-Funding Period does not end on a Payment Date, on the first Payment Date following the end of the Pre-Funding Period), the Administrator shall instruct the Trustee to, and the Trustee shall, upon receipt of written instructions from the Administrator, transfer from the Box Truck Purchase Account on such Payment Date any amount then remaining in the Box Truck Purchase Account to the Payment Account to be applied to pay the principal of the Series 2010-1 Notes pursuant to Section 2.10.  For the avoidance of doubt, no prepayment premium will be payable with respect to principal amounts paid pursuant to this Section 2.6(c).

Section 2.7 Withdrawals from the Interest Reserve Account and Interest Shortfall Amount.  (a)   Withdrawals from the Interest Reserve Account to Cover Deficiency. If the Administrator determines on or after any Determination Date that the Required Payment on the Related Payment Date exceeds Available Funds for such Payment Date (any such excess, a “Deficiency”), the Administrator shall notify the Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding such Payment Date, and the Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on such Payment Date, withdraw from the Interest Reserve Account and deposit in the Box Truck Collection Account an amount equal to the lesser of (x) such Deficiency and (y) the Available Interest Reserve Account Amount as of such Payment Date.

(b) Withdrawals from the Interest Reserve Account On the Series 2010-1 Legal Final Maturity Date. If the Administrator determines on or after the Determination Date immediately preceding the Series 2010-1 Legal Final Maturity Date that the amount of Available Funds for the Series 2010-1 Legal Final Maturity Date available on the Series 2010-1 Legal Final Maturity Date to pay the Aggregate Note Balance is less than the Aggregate Note Balance, the Administrator shall notify the Trustee thereof in writing at or before 10:00 a.m., New York City time, on the Business Day immediately preceding the Series 2010-1 Legal Final Maturity Date, and the Trustee shall, in accordance with such notice, by 11:00 a.m., New York City time, on the Series 2010-1 Legal Final Maturity Date, withdraw from the Interest Reserve Account and deposit in the Box Truck Collection Account an amount equal to the lesser of (x) such insufficiency and (y) the Available Interest Reserve Account Amount as of the Series 2010-1 Legal Final Maturity Date (after giving effect to any withdrawal therefrom pursuant to Section 2.7(a) on the Series 2010-1 Legal Final Maturity Date).

(c) Interest Shortfall Amount; Contingent Additional Interest Shortfall Amount.  If the Administrator determines on or after any Determination Date that the amount of Total Available Funds for the Related Payment Date available on such Payment Date to pay Series 2010-1 Monthly Interest for such Payment Date is less than Series 2010-1 Monthly Interest for such Payment Date (any such insufficiency, an “Interest Shortfall Amount”), payments of interest to the Series 2010-1 Noteholders will be reduced on a pro rata basis, based on the amount of interest payable to each such Series 2010-1 Noteholder, by the Interest Shortfall Amount, and an additional amount of interest (“Additional Interest”) shall accrue on the Interest Shortfall Amount for each Interest Period at the Series 2010-1 Note Rate.  If the Administrator determines that the amount of Total Available Funds for any Payment Date occurring after the Series 2010-1 Expected Final Payment Date available on such Payment Date to pay Series 2010-1 Monthly Contingent Additional Interest for such Payment Date pursuant to clause (2) of  paragraph (ix) of Section 2.8 is less than Series 2010-1 Monthly Contingent Additional Interest for such Payment Date (any such insufficiency, a “Contingent Additional Interest Shortfall Amount”), payments to the Series 2010-1 Noteholders pursuant to clause (2) of paragraph (ix) of Section 2.8 will be reduced on a pro rata basis by the Contingent Additional Interest Shortfall Amount.

Section 2.8 Monthly Application of Total Available Funds.  On each Payment Date, based solely on the information contained in the Monthly Noteholders’ Statement as of the preceding Determination Date with respect to Series 2010-1 Notes, the Trustee shall apply an amount equal to the Total Available Funds for such Payment Date on deposit in the Box Truck Collection Account on or prior to such Payment Date in the following order of priority:

(i) to the Fleet Manager, an amount equal to the Monthly Advance Reimbursement Amount for such Payment Date (or, if the Fleet Manager has deferred payment of any or all of the Monthly Advance Reimbursement Amount for such Payment Date pursuant to Section 3.6(b) of the SPV Fleet Owner Agreement, an amount equal to the portion, if any, of the Monthly Advance Reimbursement Amount for such Payment Date for which payment has not been so deferred);

(ii) to (x) the Administrator, an amount equal to the Monthly Administration Fee for the immediately preceding Determination Date and (y) the Nominee Titleholder, an amount equal to the Monthly Nominee Titleholder Fee for the immediately preceding Determination Date;

(iii) to the Trustee, an amount equal to the Trustee Fee for such Payment Date plus an amount equal to the Capped Trustee’s Expenses as of such Payment Date;

(iv) to the Payment Account, an amount equal to the Series 2010-1 Monthly Interest for such Payment Date plus the amount of any unpaid Interest Shortfall Amount as of the preceding Payment Date, together with any Additional Interest on such Interest Shortfall Amount (such amount, the “Monthly Interest Payment”);

(v) to the Interest Reserve Account, an amount equal to the lesser of (1) the Cumulative Interest Reserve Account Withdrawal Amount as of such Payment Date and (2) the excess of (x) the Required Interest Reserve Account Amount as of such Payment Date over (y) the Available Interest Reserve Account Amount on such Payment Date;

(vi) on any Payment Date prior to the occurrence of a Rapid Amortization Event, to the Payment Account, an amount equal to the lesser of (x) the Aggregate Note Balance on the immediately preceding Payment Date and (y) the Targeted Principal Payment for such Payment Date;

(vii) to the Interest Reserve Account, an amount equal to the excess of (x) the Required Interest Reserve Account Amount as of such Payment Date over (y) the Available Interest Reserve Account Amount on such Payment Date, after giving effect to any amounts deposited pursuant to paragraph (v) above;

(viii) (A) prior to the occurrence of a Rapid Amortization Event, if the Twelve-Month DSCR as of the immediately preceding Determination Date was less than the Required Twelve-Month DSCR for such Determination Date, to the Payment Account, an amount equal to the lesser of (x) the Aggregate Note Balance on the immediately preceding Payment Date and (y) (1) if the Twelve-Month DSCR as of such Determination Date was less than 1.60 but greater than or equal to 1.45, 25% of the remaining Total Available Funds for such Payment Date after application thereof pursuant to paragraphs (i) through (vii) above, (2) if the Twelve-Month DSCR as of such Determination Date was less than 1.45 but greater than or equal to 1.30, 50% of the remaining Total Available Funds for such Payment Date after application thereof pursuant to paragraphs (i) through (vii) above or (3) if the Twelve-Month DSCR as of such Determination Date was less than 1.30 but greater than or equal to 1.15, 100% of the remaining Total Available Funds for such Payment Date after application thereof pursuant to paragraphs (i) through (vii) above and (B) on any Payment Date after the occurrence of a Rapid Amortization Event, to the Payment Account, an amount equal to the lesser of (x) the Aggregate Note Balance on the immediately preceding Payment Date and (y) the remaining Total Available Funds for such Payment Date after application thereof pursuant to paragraphs (i) through (v) and (vii) above;

(ix)  (1) on each Payment Date during the Series 2010-1 Scheduled Amortization Period, to the Payment Account, an amount equal to the Mandatory Prepayment Premium with respect to the Mandatory Prepayment Amount Subject to Premium, if any, on such Payment Date and (2) on each Payment Date after the Series 2010-1 Expected Final Payment Date, to the Payment Account, an amount equal to the Series 2010-1 Contingent Additional Monthly Interest for such Payment Date plus the amount of any unpaid Contingent Additional Interest Shortfall Amount as of the preceding Payment Date (such amount, the “Monthly Contingent Additional Interest Payment”);

(x) to the Trustee, an amount equal to the excess of (x) the fees, expenses and indemnities (other than the Trustee Fee) owing to the Trustee under the Indenture on such Payment Date over (y) the Capped Trustee’s Expenses as of such Payment Date;

(xi) to any Permitted Note Issuance Trustee, any amounts owing by any Box Truck SPV to such Permitted Note Issuance Trustee under any Box Truck SPV Permitted Note Limited Guarantee to which such Box Truck SPV is a party; and

(xii) at the direction of the Issuers, an amount equal to the remaining Total Available Funds for such Payment Date.

Section 2.9 Payment of Monthly Interest Payment, Monthly Contingent Additional Interest Payment and Premium.  (a)  On each Payment Date, based solely on the information contained in the Monthly Noteholders’ Statement as of the preceding Determination Date with respect to the Series 2010-1 Notes, the Trustee shall, in accordance with Section 6.1 of the 2010-1 Base Indenture, distribute pro rata to each Series 2010-1 Noteholder, from the Payment Account (i) the Monthly Interest Payment to the extent of the amount deposited in the Payment Account for the payment of interest pursuant to paragraph (iv) of Section 2.8 and (ii) the Monthly Contingent Additional Interest Payment to the extent of the amount deposited in the Payment Account pursuant to clause (2) of paragraph (ix) of Section 2.8.

(b)           On each Prepayment Date, based solely on the information contained in the Monthly Noteholders’ Statement as of the preceding Determination Date with respect to the Series 2010-1 Notes, the Trustee shall, in accordance with Section 6.1 of the 2010-1 Base Indenture, distribute pro rata to each Series 2010-1 Noteholder, from the Payment Account (i) the Mandatory Prepayment Premium to the extent of the sum of (x) the amount, if any, deposited in the Payment Account pursuant to paragraph (ix) of Section 2.8  and (y) any Mandatory Prepayment Premium Equity Contribution for such Payment Date and (ii) the Optional Prepayment Premium to the extent of the amount thereof, if any, deposited in the Payment Account pursuant to Section 5.1.

Section 2.10 Payment of Note Principal.  (a)  The principal amount of the Series 2010-1 Notes shall be due and payable on the Series 2010-1 Legal Final Maturity Date.

(b) On each Payment Date, based solely on the information contained in the Monthly Noteholders’ Statement as of the preceding Determination Date with respect to Series 2010-1 Notes, the Trustee shall, in accordance with Section 6.1 of the 2010-1 Base Indenture, distribute, pro rata to each Series 2010-1 Noteholder from the Payment Account the amount, if any, deposited therein pursuant to Section 2.6(c), paragraph (vi) or (viii) of Section 2.8 and Section 5.1 in order to pay the Aggregate Note Balance.

(c) The Trustee shall notify the Person in whose name a Series 2010-1 Note is registered at the close of business on the Series 2010-1 Record Date preceding the Payment Date on which the Issuers expect that the final installment of principal of and interest on such Series 2010-1 Note will be paid.  Such notice shall be made at the expense of the Administrator and shall be mailed within three (3) Business Days of receipt of a Monthly Noteholders’ Statement with respect to the Series 2010-1 Notes indicating that such final payment will be made and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2010-1 Note and shall specify the place where such Series 2010-1 Note may be presented and surrendered for payment of such installment.  Notices in connection with prepayments in full of Series 2010-1 Notes shall be (i) transmitted by facsimile to Series 2010-1 Noteholders holding Global Notes and (ii) sent by registered mail to Series 2010-1 Noteholders holding Definitive Notes and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2010-1 Note and shall specify the place where such Series 2010-1 Note may be presented and surrendered for payment of such installment.

Section 2.11 Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment.   The Issuers shall, pursuant to Section 2.5 of the Administration Agreement, request the Administrator to perform each duty required to be performed by the Administrator hereunder, including making each determination required pursuant to Section 2.7.  If the Administrator or any Issuer fails to give notice or instructions to make any payment from or deposit into the Box Truck Collection Account or any other Series Account required to be given by the Administrator or such Issuer, at the time specified in the Indenture, the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Box Truck Collection Account or such other Series Account without such notice or instruction from the Administrator or such Issuer; provided that the Administrator or such Issuer, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.  When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator or an Issuer shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 2.12 Trustee as Securities Intermediary  (a)  The Trustee or other Person holding a Series 2010-1 Account shall be the “Securities Intermediary”.  If the Securities Intermediary in respect of any Series 2010-1 Account is not the Trustee, the Issuers shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 2.12.

(b)  The Securities Intermediary agrees that:

(i) The Series 2010-1 Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) of the New York UCC (“Financial Assets”) will be credited;

(ii) All securities or other property underlying any Financial Assets credited to any Series 2010-1 Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2010-1 Account be registered in the name of any Issuer, payable to the order of any Issuer or specially endorsed to any Issuer;

(iii) All property delivered to the Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2010-1 Account;

(iv) Each item of property (whether investment property, security, instrument or cash) credited to a Series 2010-1 Account shall be treated as a Financial Asset;

(v) If at any time the Securities Intermediary shall receive any entitlement order from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2010-1 Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by any Issuer or the Administrator;

(vi) The Series 2010-1 Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement.  For purposes of all applicable UCCs, New York shall be deemed to the Securities Intermediary’s jurisdiction and the Series 2010-1 Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(vii) The Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2010-1 Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with any Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 2.12(b)(v); and

(viii) Except for the claims and interest of the Trustee and the Issuers in the Series 2010-1 Accounts, the Securities Intermediary knows of no claim to, or interest, in the Series 2010-1 Accounts or in any Financial Asset credited thereto.  If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2010-1 Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Administrator and the Issuers thereof.

The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2010-1 Accounts and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2010-1 Accounts.  So long as the Trustee is the Securities Intermediary, it shall have the benefit of Section 11.11 of the 2010-1 Base Indenture in such capacity.

ARTICLE III

RAPID AMORTIZATION EVENTS

In addition to the Rapid Amortization Events set forth in Section 10.1 of the 2010-1 Base Indenture, the following shall be a Rapid Amortization Event and shall constitute the Rapid Amortization Event set forth in Section 10.1(g) of the 2010-1 Base Indenture (without notice or other action on the part of any Person):

(g)           all principal of and interest on the Series 2010-1 Notes is not paid in full on or before the Series 2010-1 Expected Final Payment Date.

ARTICLE IV

FORM OF SERIES 2010-1 NOTES

Section 4.1 Initial Issuance of Series 2010-1 Notes.  The Series 2010-1 Notes are being offered and sold by the Issuers pursuant to a Purchase Agreement, dated October 21, 2010, among the Issuers, UHI, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities, Inc. The Series 2010-1 Notes will be resold initially only to (1) qualified institutional buyers (as defined in Rule 144A) (“Qualified Institutional Buyers”) in reliance on Rule 144A under the Securities Act (“Rule 144A”) and (2) in the case of offers outside the United States, to Persons other than U.S. Persons (as defined in Regulation S of the Securities Act (“Regulation S”)) in accordance with Rule 903 of Regulation S.

Section 4.2 Restricted Global Series 2010-1 Notes.  The Series 2010-1 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in book-entry form and represented by one or more permanent Global Notes in fully registered form without interest coupons (each, a “Restricted Global Series 2010-1 Note”), substantially in the form set forth in Exhibit A-1, registered in the name of Cede & Co., as nominee of DTC, duly executed by each Issuer and authenticated by the Trustee in the manner set forth in Section 2.5 of the 2010-1 Base Indenture and deposited with the Trustee, as custodian of DTC.  The aggregate initial principal amount of the Restricted Global Series 2010-1 Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the Temporary Global Series 2010-1 Note or the Permanent Global Series 2010-1 Note, as hereinafter provided.

Section 4.3 Temporary Global Series 2010-1 Notes; Permanent Global Series 2010-1 Notes.  Series 2010-1 Notes offered and sold on the Series 2010-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more temporary notes in registered form without interest coupons (each, a “Temporary Global Series 2010-1 Note”), substantially in the form set forth in Exhibit A-2, registered in the name of Cede & Co., as nominee of DTC, duly executed by each Issuer and authenticated by the Trustee in the manner set forth in Section 2.5 of the 2010-1 Base Indenture and deposited on behalf of the purchasers of the Series 2010-1 Notes represented thereby with the Trustee, as custodian for DTC, and registered in the name of a nominee of Cede & Co., as nominee of DTC, for the account of Euroclear or Clearstream.  After the termination of the Restricted Period, interests in the Temporary Global Series 2010-1 Notes, as to which the Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit B to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit C, shall be exchanged, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form of Exhibits A-3, as hereinafter provided (the “Permanent Global Series 2010-1 Notes”). To effect such exchange each Issuer shall execute and the Trustee shall authenticate and deliver to the applicable Foreign Clearing Agency, for credit to the respective accounts of the owners of the beneficial interests in the Series 2010-1 Notes, a duly executed and authenticated Permanent Global Series 2010-1 Note, representing the principal amount of interests in the Temporary Global Series 2010-1 Note initially exchanged for interests in the Permanent Global Series 2010-1 Note. The aggregate principal amount of the Temporary Global Series 2010-1 Note and the Permanent Global Series 2010-1 Note may from time to time be increased or decreased by adjustments made on the Temporary Global Series 2010-1 Note or the Permanent Global Series 2010-1 Note, as applicable, or in the records of the Trustee, as custodian for DTC, as hereinafter provided.

Section 4.4 Definitive  Notes.  No Series 2010-1 Note Owner will receive a Definitive Note representing such Series 2010-1 Note Owner’s interest in the Series 2010-1 Notes other than in accordance with Section 2.16 of the 2010-1 Base Indenture.

Section 4.5 Transfer and Exchange.  (a)           So long as a Series 2010-1 Note remains outstanding and is held by or on behalf of a Clearing Agency or a Foreign Clearing Agency, transfers of such Book-Entry Note, in whole or in part, or interests therein, shall only be made in accordance with this Section 4.5(a).

(i) Transfers of Book-Entry Notes.  Subject to clauses (iii) and (iv) of this Section 4.5(a), transfers of a Book-Entry Note shall be limited to transfers of such Book-Entry Note in whole, but not in part, to nominees of the applicable Clearing Agency or Foreign Clearing Agency or to a successor Clearing Agency or Foreign Clearing Agency or such successor Clearing Agency’s or Foreign Clearing Agency’s nominee.

(ii) Transfers of Interests in Restricted Global Series 2010-1 Notes.  The transfer by an owner of a beneficial interest in a Restricted Global Series 2010-1 Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the same Restricted Global Series 2010-1 Note shall be made upon the deemed representation of the transferee that:

(A) It is a Qualified Institutional Buyer and is acquiring the Series 2010-1 Notes for its own account or for an account with respect to which it exercises sole investment discretion that is a Qualified Institutional Buyer;

(B) It is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

(C) It understands that the Series 2010-1 Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Series 2010-1 Notes, such Series 2010-1 Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States; and

(D) It understands that the Series 2010-1 Notes will bear a legend substantially as set forth in Section 4.6(a)(i).

(iii) Transfer of Interests in Restricted Global Series 2010-1 Note to Temporary Global Series 2010-1 Note Prior to the Exchange Date.  If an owner of a beneficial interest in the Restricted Global Series 2010-1 Note wishes at any time to exchange its interest in such Restricted Global Series 2010-1 Note for an interest in the Temporary Global Series 2010-1 Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Global Series 2010-1 Note, such owner may, subject to the rules and procedures of DTC, Euroclear and Clearstream (the “Applicable Procedures”), exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Temporary Global Series 2010-1 Note in accordance with the provisions of this Section 4.5(a)(iii).  Upon receipt by the Registrar of (1) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Global Series 2010-1 Note in a principal amount equal to that of the beneficial interest in the Restricted Global Series 2010-1 Note to be so exchanged or transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the applicable Foreign Clearing Agency) to be credited with such increase, and the account of the Clearing Agency Participant to be debited, and (3) a certificate in substantially the form of Exhibit D-1 attached hereto given by the owner of such beneficial interest in the Restricted Global Series 2010-1 Note, the Registrar, if it is not U.S. Bank National Association, shall instruct U.S. Bank National Association, custodian of DTC, to reduce the Restricted Global Series 2010-1 Note by the aggregate principal amount of the beneficial interest in the Restricted Global Series 2010-1 Note to be so exchanged or transferred and to increase the principal amount of the Temporary Global Series 2010-1 Note by the aggregate principal amount of the beneficial interest in the Restricted Global Series 2010-1 Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the Clearing Agency Participant of the applicable Foreign Clearing Agency) a beneficial interest in the Temporary Global Series 2010-1 Note equal to the reduction in the principal amount of the Restricted Global Series 2010-1 Note.

(iv) Transfer of Interests in Restricted Global Series 2010-1 Note to Permanent Global Series 2010-1 Note After the Restricted Period.  If, after the Restricted Period, an owner of a beneficial interest in the Restricted Global Series 2010-1 Note wishes at any time to exchange its interest in such Restricted Global Series 2010-1 Note for an interest in the Permanent Global Series 2010-1 Note, or to transfer its interest in such Restricted Global Series 2010-1 Note to a Person who wishes to take delivery thereof in the form of an interest in the Permanent Global Series 2010-1 Note, such owner may, subject to the Applicable Procedures, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Permanent Global Series 2010-1 Note in accordance with the provisions of this Section 4.5(a)(iv). Upon receipt by the Registrar of (1) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Global Series 2010-1 Note in a principal amount equal to that of the beneficial interest in the Restricted Global Series 2010-1 Note to be exchanged or transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the applicable Foreign Clearing Agency) to be credited with, and the account of the Clearing Agency Participant to be debited for, such increase and (3) a certificate in substantially the form of Exhibit D-2 attached hereto given by the owner of such beneficial interest in the Restricted Global Series 2010-1 Note, the Registrar, if it is not U.S. Bank National Association, shall instruct U.S. Bank National Association, as custodian of DTC, to reduce the Restricted Global Series 2010-1 Note by the aggregate principal amount of the beneficial interest in the Restricted Global Series 2010-1 Note to be so exchanged or transferred and to increase the principal amount of the Permanent Global Series 2010-1 Note by the aggregate principal amount of the beneficial interest in the Restricted Global Series 2010-1 Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for the Foreign Clearing Agency) a beneficial interest in the Permanent Global Series 2010-1 Note equal to the reduction in the principal amount of the Restricted Global Series 2010-1 Note.

(v) Transfer of Interests in Temporary Global Series 2010-1 Note or Permanent Global Series 2010-1 Note to Restricted Global Series 2010-1 Note.  If an owner of a beneficial interest in the Temporary Global Series 2010-1 Note or the Permanent Global Series 2010-1 Note wishes at any time to exchange its interest in such Temporary Global Series 2010-1 Note or Permanent Global Series 2010-1 Note for an interest in the Restricted Global Series 2010-1 Note, or to transfer its interest in such Temporary Global Series 2010-1 Note or Permanent Global Series 2010-1 Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Series 2010-1 Note, such owner may, subject to the Applicable Procedures, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Series 2010-1 Note in accordance with the provisions of this Section 4.5(a)(v).  Upon receipt by the Registrar of (1) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Series 2010-1 Note equal to the beneficial interest in the Temporary Global Series 2010-1 Note or Permanent Global Series 2010-1 Note, as the case may be, to be exchanged or transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the applicable Foreign Clearing Agency) to be credited with, and the account of the Clearing Agency Participant to be debited for, such increase and (3) with respect to a transfer of a beneficial interest in the Temporary Global Series 2010-1 Note, a certificate substantially in the form of Exhibit D-3 attached hereto given by the owner of such beneficial interest in such Temporary Global Series 2010-1 Note, the Registrar, if it is not U.S. Bank National Association, shall instruct U.S. Bank National Association, as custodian of DTC, to reduce the Temporary Global Series 2010-1 Note or the Permanent Global Series 2010-1 Note, as the case may be, by the aggregate principal amount of the beneficial interest in the Temporary Global Series 2010-1 Note or Permanent Global Series 2010-1 Note to be exchanged or transferred, and to increase the principal amount of the Restricted Global Series 2010-1 Note by the aggregate principal amount of the beneficial interest in the Temporary Global Series 2010-1 Note or Permanent Global Series 2010-1 Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person (which shall be a Clearing Agency Participant) specified in such instructions a beneficial interest in the Restricted Global Series 2010-1 Note equal to the reduction in the principal amount of the Temporary Global Series 2010-1 Note or the Permanent Global Series 2010-1 Note.

(b) In the event that a Global Note evidencing a Series 2010-1 Note or any portion thereof is exchanged for Definitive Notes, such Series 2010-1 Notes may in turn be exchanged (upon transfer or otherwise) for Definitive Notes or for a beneficial interest in a Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 4.5(a) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in the Series 2010-1 Notes comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any applicable procedures, as may be adopted from time to time by the Issuers and the Registrar.

(c) Until the termination of the Restricted Period, interests in the Temporary Global Series 2010-1 Notes may be held only through Clearing Agency Participants acting for and on behalf of a Foreign Clearing Agency; provided, that this Section 4.5(c) shall not prohibit any transfer in accordance with Section 4.5(a).  After the expiration of the Restricted Period, interests in the Permanent Global Series 2010-1 Notes may be transferred without requiring any certifications.

Section 4.6 Legending of Notes.  (a)  The Restricted Global Series 2010-1 Note, the Temporary Global Series 2010-1 Note and the Permanent Global Series 2010-1 Note shall bear the following legends to the extent indicated:

(i) The Restricted Global Series 2010-1 Note and the Permanent Global Series 2010-1 Note shall bear the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) TO 2010 U-HAUL S FLEET, LLC, 2010 TM-1, LLC, 2010 DC-1, LLC OR 2010 TT-1, LLC (THE “ISSUERS’), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER”  AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUERS, THE TRUSTEE AND THE TRANSFER AGENT, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THEM, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.  THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.”

(ii) The Temporary Global Series 2010-1 Note shall bear the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF 2010 U-HAUL S FLEET, LLC, 2010 TM-1, LLC, 2010 DC-1, LLC AND 2010 TT-1, LLC (THE “ISSUERS”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES

ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO ANY ISSUER.”

(iii) Each of the Global Notes evidencing the Series 2010-1 Notes shall bear the following legends:

“THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO ANY ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.”

(b) Upon any transfer, exchange or replacement of Series 2010-1 Notes bearing such legend, or if a request is made to remove such legend on a Series 2010-1 Note, the Series 2010-1 Notes so issued shall bear such legend, or such legend shall not be removed, as the case may be, unless there is delivered to the Issuers and the Trustee such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S.  Upon provision of such satisfactory evidence, the Trustee, at the direction of the Issuers, shall authenticate and deliver a Series 2010-1 Note that does not bear such legend.

ARTICLE V

GENERAL

Section 5.1 Optional Prepayment

(a) .  In addition to the principal payments made on the Series 2010-1 Notes with funds available pursuant to paragraph (vi) or (viii) of Section

2.8 or Section 2.2(e), the Issuers shall have the option to prepay the Series 2010-1 Notes in whole, or from time to time in part, on any Payment Date during the Series 2010-1 Scheduled Amortization Period with funds available pursuant to paragraph (xii) of Section 2.8 or other funds (other than Collections); provided, however, that as a condition precedent to any such optional prepayment, on or prior to any such Prepayment Date the Issuers shall have paid all Issuer Obligation due and unpaid as of such Prepayment Date to the applicable Person.  The Issuers shall give Trustee at least ten (10) Business Days’ prior written notice of any Prepayment Date on which the Issuers intend to exercise such option to prepay.  The Optional Prepayment Premium with respect to the Optional Prepayment Amount being paid on such Prepayment Date shall be due and payable by the Issuers on such Prepayment Date.  Not later than 11:00 a.m., New York City time, on the Business Day immediately preceding such Prepayment Date, the Issuers shall deposit in the Payment Account an amount equal to the Optional Prepayment Amount plus the Optional Prepayment Premium, if any, with respect thereto in immediately available funds.  The funds deposited into the Payment Account will be paid by the Trustee to the Series 2010-1 Noteholders on such Prepayment Date pursuant to Section 2.9(b) and Section 2.10(b).

        Section 5.2 Information. The Issuers hereby agree to provide to the Trustee, on each Determination Date, a Monthly Noteholders’ Statement with respect to the Series 2010-1 Notes, substantially in the form of Exhibit E, setting forth as of the last day of the Related Monthly Period and for such Monthly Period the information set forth therein.  The Trustee shall make each Monthly Noteholders’ Statement available to the Series 2010-1 Noteholders on or prior to each Payment Date via the Trustee’s internet website at www.usbank.com\abs on a password protected basis, and shall supply such password to each Person who delivers a confirmation to the Trustee to the effect that such Person (i) is a Note Owner of a Series 2010-1 Note, (ii) is requesting the Monthly Noteholders’ Statement solely for use in evaluating its investment in the Series 2010-1 Notes and (iii) will otherwise keep the Monthly Noteholders’ Statement strictly confidential.  The Trustee shall be permitted to change the method by which it makes any Monthly Noteholders’ Statement available to Series 2010-1 Noteholders so long as such method is no more burdensome to any Series 2010-1 Noteholder; provided that the Trustee shall provide timely and adequate notification to the Series 2010-1 Noteholders of any such change.  Notwithstanding any of the foregoing to the contrary, a copy of each Monthly Noteholders’ Statement will be made available for inspection at the Corporate Trustee Office and, upon receipt of the prior written consent of USF, the Trustee shall supply a paper copy of any Monthly Noteholders’ Statement to any Person that requests it.  The Trustee shall provide to the Series 2010-1 Noteholders, or their designated agent, copies of all information furnished to the Trustee pursuant to the Related Documents (including pursuant to Section 4.1 of the 2010-1 Base Indenture), as such information relates to the Series 2010-1 Notes or the Series 2010-1 Collateral.

Section 5.3 Exhibits.  The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1:	Form of Restricted Global Series 2010-1 Note
Exhibit A-2:	Form of Temporary Global Series 2010-1 Note
Exhibit A-3:	Form of Permanent Global Series 2010-1 Note
Exhibit B:	Form of Clearing System Certificate

Exhibit C:	Form of Certificate of Beneficial Ownership
Exhibit D-1:	Form of Transfer Certificate for Exchange or Transfer from Restricted Global Series 2010-1 Note to Temporary Global Series 2010-1 Note
Exhibit D-2:	Form of Transfer Certificate for Exchange or Transfer from Restricted Global Series 2010-1 Note to Permanent Global Series 2010-1 Note
Exhibit D-3:	Form of Transfer Certificate for Exchange or Transfer from Temporary Global Series 2010-1 Note to Restricted Global Series 2010-1 Note
Exhibit E:	Form of Monthly Noteholders’ Statement

Section 5.4 Ratification of the 2010-1 Base Indenture.  As supplemented by this Series Supplement, the 2010-1 Base Indenture is in all respects ratified and confirmed and the 2010-1 Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

Section 5.5 Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.6 Governing Law.  THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 5.7 Amendments.  This Series Supplement may be modified or amended from time to time in accordance with the terms of the 2010-1 Base Indenture.

Section 5.8 Termination of Series Supplement.  This Series Supplement shall cease to be of further effect when all outstanding Series 2010-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2010-1 Notes which have been replaced or paid) to the Trustee for cancellation and the Issuers have paid all sums payable hereunder.

Section 5.9 Entire Agreement.  This Series Supplement, together with the 2010-1 Base Indenture and all exhibits, annexes and schedules hereto and thereto, contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all previous oral statements and writings with respect thereto.

IN WITNESS WHEREOF, each Issuer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

2010 U-HAUL S FLEET, LLC,
  as Issuer

By:
Name:
Title:

2010 TM-1, LLC,
  as Issuer

By:
Name:
Title:

2010 DC-1, LLC,
   as Issuer

By:
Name:
Title:

2010 TT-1, LLC,
   as Issuer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:
Name:
Title:

[Signature page to Indenture Supplement]